UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 7, 2011

Marchex, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50658	35-2194038
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Pike Street, Suite 2000

Seattle, Washington 98101

(Address of Principal Executive Offices)

(206) 331-3300

(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

EXPLANATORY NOTE

On April 11, 2011, Marchex, Inc., a Delaware corporation (“Marchex”), filed a Current Report on Form 8-K (the “April 8-K”) with the Securities and Exchange Commission (the “SEC”) to report its acquisition of Jingle Networks, Inc., a Delaware corporation (“Jingle”), pursuant to an Agreement and Plan of Merger dated as of April 7, 2011 by and among Marchex, Marchex Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of Marchex, Jingle and with respect to Articles II, V and VIII only, Chip Hazard, as the Stockholder Representative.

At that time, Marchex stated in the April 8-K that it intended to file the financial statements and pro forma financial information required by parts (a) and (b) of Item 9.01 of Form 8-K not later than seventy-one (71) calendar days after the date that the April 8-K was required to be filed with the SEC. Marchex hereby amends the April 8-K in order to include the required financial statements and pro forma financial information.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The unaudited condensed financial statements of Jingle as of March 31, 2011 and for the three months ended March 31, 2010, and 2011 and the audited financial statements of Jingle as of December 31, 2009 and 2010 and for the years then ended are attached hereto as Exhibit 99.3.

(b)	Pro forma Financial Information.

The unaudited pro forma condensed consolidated financial statements for Marchex, Inc. as of March 31, 2011 and for the year ended December 31, 2010 and the three months ended March 31, 2011 are attached hereto as Exhibit 99.4.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.3	The unaudited condensed financial statements of Jingle Networks, Inc. as of March 31, 2011 and for the three months ended March 31, 2010 and 2011 and the audited financial statements of Jingle Networks, Inc. as of December 31, 2009 and 2010 and for the years then ended.

99.4	The unaudited pro forma condensed consolidated financial statements of Marchex, Inc. as of March 31, 2011 and for the year ended December 31, 2010 and the three months ended March 31, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2011	MARCHEX, INC.

	By:	/s/ MICHAEL A. ARENDS
	Name:	Michael A. Arends
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.3	The unaudited condensed financial statements of Jingle Networks, Inc. as of March 31, 2011 and for the three months ended March 31, 2010 and 2011 and the audited financial statements of Jingle Networks, Inc. as of December 31, 2009 and 2010 and for the years then ended.

99.4	The unaudited pro forma condensed consolidated financial statements of Marchex, Inc. as of March 31, 2011 and for the year ended December 31, 2010 and the three months ended March 31, 2011.

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